Exhibit 10.1

EXECUTION VERSION

FOURTH SUPPLEMENTAL AGREEMENT

DATED 15 FEBRUARY 2017

BETWEEN

MGM CHINA HOLDINGS LIMITED

MGM GRAND PARADISE, S.A.

MGM GRAND PARADISE (HK) LIMITED

SUPEREMPREGO LIMITADA

MGM - SECURITY SERVICES, LTD.

AND

BANK OF AMERICA, N.A.

as Facility Agent

relating to a credit agreement originally dated 27 July 2010,

as first amended and restated by a supplemental agreement dated 22 October 2012,

such amendments being effective as of 29 October 2012, as further amended and restated by a second supplemental agreement dated 9 June 2015, such amendments being effective as of 12 June 2015 and as further amended by a third supplemental agreement dated 2 February 2016, such amendments being effective as of 2 February 2016

Allen & Overy

THIS AGREEMENT is dated 15 February 2017 and made

BETWEEN:

(1)	MGM CHINA HOLDINGS LIMITED (the Company);

(2)	MGM GRAND PARADISE, S.A. (MGMGP);

(3)	MGM GRAND PARADISE (HK) LIMITED, SUPEREMPREGO LIMITADA and MGM - SECURITY SERVICES, LTD. as original guarantors (the Original Guarantors); and

(4)	BANK OF AMERICA, N.A. as facility agent for and on behalf of the other Finance Parties under and as defined in the Third Amended Credit Agreement defined below (in this capacity, the Facility Agent).

BACKGROUND

(A)	MGMGP, MGM Grand Paradise (HK) Limited and Superemprego Limitada entered into a HK$7,410,000,000 credit agreement dated 27 July 2010 (the Existing Credit Agreement).

(B)	On 2 June 2011 the Company acceded to the Existing Credit Agreement as an Additional Guarantor.

(C)	On 22 October 2012 MGMGP, the Company and the Facility Agent, amongst others, entered into a supplemental agreement (the First Supplemental Agreement) which amended and restated the Existing Credit Agreement (as amended by the First Supplemental Agreement, such amendments being effective as of 29 October 2012, the First Amended and Restated Credit Agreement).

(D)	On 6 February 2015, MGM Security Services, Ltd. acceded to the First Amended and Restated Credit Agreement as an Additional Guarantor.

(E)	On 9 June 2015, MGMGP, the Company and the Facility Agent, amongst others, entered into a second supplemental agreement (the Second Supplemental Agreement) which amended and restated the First Amended and Restated Credit Agreement (as amended by the Second Supplemental Agreement, such amendments being effective as of 12 June 2015, the Second Amended and Restated Credit Agreement).

(F)	On 2 February 2016, MGMGP, the Company and the Facility Agent, amongst others, entered into a third supplemental agreement (the Third Supplemental Agreement) which amended the Second Amended and Restated Credit Agreement (as amended by the Third Supplemental Agreement, such amendments being effective as of 2 February 2016, the Third Amended Credit Agreement).

(G)	The Facility Agent sent an email on 13 January 2017 to the Lenders, asking the Lenders to respond to the Company’s and MGMGP’s request letter dated 13 January 2017 (the Amendment Request Letter) that the Lenders consent to certain amendments to the Third Amended Credit Agreement described therein.

(H)	The Parties agree that on the Fourth Effective Date (as defined below) the Third Amended Credit Agreement will be amended on the terms, and subject to the conditions, of this Agreement.

(I)	Pursuant to clause 26.1 (Procedure) of the Third Amended Credit Agreement, the Majority Lenders (as defined in the Third Amended Credit Agreement) have consented to the amendments to the Third Amended Credit Agreement contemplated by this Agreement. Accordingly, the Facility Agent is authorised to execute this Agreement on behalf of the Finance Parties.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

(a)	In this Agreement:

Amended Credit Agreement means the Third Amended Credit Agreement as amended by this Agreement.

Fourth Effective Date means the date upon which the Facility Agent issues the Fourth Effective Date Notice pursuant to paragraph (b) of Clause 2 (Amendments).

Fourth Effective Date Notice has the meaning given to that term in paragraph (b) of Clause 2 (Amendments).

(b)	Capitalised terms defined in the Third Amended Credit Agreement have, unless expressly defined in this Agreement, the same meaning in this Agreement.

1.2	Construction

The provisions of clause 1.2 (Construction), 1.4 (Third Parties) and 36 (Enforcement) of the Third Amended Credit Agreement apply to this Agreement as though they were set out in full in this Agreement except that references to the Third Amended Credit Agreement are to be construed as references to this Agreement.

2.	AMENDMENTS

(a)	Subject to paragraph (b) below, the Third Amended Credit Agreement will be amended from the Fourth Effective Date in the manner set out in the Schedule (Amendments to the Third Amended Credit Agreement).

(b)	The Third Amended Credit Agreement will not be amended by this Agreement unless the Facility Agent notifies the Company and each Lender that it has received all of the documents and evidence set out in Clause 3 (Conditions precedent) below in form and substance satisfactory to the Facility Agent (the Fourth Effective Date Notice). The Facility Agent must issue the Fourth Effective Date Notice as soon as reasonably practicable.

3.	CONDITIONS PRECEDENT

The conditions precedent to be delivered to the Facility Agent by the Company in accordance with paragraph (b) of Clause 2 (Amendments) above are:

(a)	an executed copy of this Agreement; and

(b)	evidence that all fees, costs and expenses then due and payable from the Company in connection with this Agreement and the amendments contemplated herein have been paid.

4.	REPRESENTATIONS

Each Obligor makes the representations and warranties set out in clause 16 (Representations and Warranties) of the Third Amended Credit Agreement on the date of this Agreement and on the Fourth Effective Date, in each case as if references to the Third Amended Credit Agreement are references to the Amended Credit Agreement with reference to the facts and circumstances then existing and in each case as if references to the Second Effective Date are references to the Fourth Effective Date.

5.	GUARANTEE

Each Obligor, with effect on and from the Fourth Effective Date:

(a)	confirms its acceptance of the Amended Credit Agreement;

(b)	agrees that it is bound as an Obligor by the terms of the Amended Credit Agreement; and

(c)	(if a Guarantor) confirms that the guarantee given by it or created under a Finance Document will:

(i)	continue in full force and effect; and

(ii)	extend to the liabilities and obligations of the Obligors to the Finance Parties under the Finance Documents (including the Amended Credit Agreement).

6.	FEES

By no later than the Fourth Effective Date, the Company shall pay to the Facility Agent (for the account of each relevant Lender) to the account notified to the Company by the Facility Agent for this purpose, a fee of:

(a)	(in respect of each Lender that provided its consent to the Facility Agent pursuant to the Amendment Request Letter on or before 5:00 p.m. (Hong Kong time) on 7 February 2017) 0.15 per cent. flat; and

(b)	(in respect of each Lender that provided its consent to the Facility Agent pursuant to the Amendment Request Letter after 5:00 p.m. (Hong Kong time) on 7 February 2017 and on or prior to 5:00 p.m. (Hong Kong time) on 13 February 2017) 0.075 per cent. flat, in each case, on the aggregate amount of that Lender’s Original Term Loan Commitment and Revolving Credit Commitment immediately prior to the Fourth Effective Date.

7.	INDEMNITY

Without prejudice to any indemnity provided under the Finance Documents, each Obligor must, jointly and severally and immediately on demand by any Party (other than an Obligor), indemnify that Party against any cost (including, without limitation, legal costs), expense, loss or liability which that Party incurs in connection with, or as a consequence of, entering into this Agreement.

8.	MISCELLANEOUS

(a)	No part of this Agreement is intended to or will create a registrable Security Interest.

(b)	Each of this Agreement and the Amended Credit Agreement is a Finance Document.

(c)	Subject to the terms of this Agreement, the Third Amended Credit Agreement will remain in full force and effect and, from the Fourth Effective Date, the Third Amended Credit Agreement and this Agreement will be read and construed as one document.

9.	GOVERNING LAW

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

THIS AGREEMENT has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE

AMENDMENTS TO THE THIRD AMENDED CREDIT AGREEMENT

Clause 18.3 (Leverage Ratio) is to be amended by deleting the table of number and figures contained therein and replacing it with the following:

Accounting Date	Leverage Ratio

31 March 2016 and 30 June 2016	4.50 to 1.00

30 September 2016, 31 December 2016, 31 March 2017, 30 June 2017, 30 September 2017 and 31 December 2017	6.00 to 1.00

31 March 2018	5.50 to 1.00

30 June 2018	5.00 to 1.00

Each Accounting Date occurring on and after 30 September 2018	4.50 to 1.00

SIGNATORIES

Company

For and on behalf of

MGM CHINA HOLDINGS LIMITED

By:

/s/ Grant R. Bowie	/s/ Antonio Menano
Grant R. Bowie	Antonio Menano

Fourth Supplemental Agreement

MGMGP

For and on behalf of

MGM GRAND PARADISE, S.A.

By:

/s/ Grant R. Bowie	/s/ Antonio Menano
Grant R. Bowie	Antonio Menano

Fourth Supplemental Agreement

Original Guarantor

For and on behalf of

MGM GRAND PARADISE (HK) LIMITED

By:

/s/ Grant R. Bowie	/s/ Antonio Menano
Grant R. Bowie	Antonio Menano

Fourth Supplemental Agreement

Original Guarantor

For and on behalf of

SUPEREMPREGO LIMITADA

By:

/s/ Grant R. Bowie	/s/ Antonio Menano
Grant R. Bowie	Antonio Menano

Fourth Supplemental Agreement

Original Guarantor

For and on behalf of

MGM - SECURITY SERVICES, LTD.

By:

/s/ Grant R. Bowie	/s/ Antonio Menano
Grant R. Bowie	Antonio Menano

Fourth Supplemental Agreement

Facility Agent

BANK OF AMERICA, N.A.

By:

/s/ Wynnie Lam
Name: Wynnie Lam
Title: Vice President

Fourth Supplemental Agreement